Exhibit 4.2

016570| 003590|127C|RESTRICTED||4|057-423 COMMON STOCK COMMON STOCK PAR VALUE $0.001 THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA AND JERSEY CITY, NJ Certificate Number Shares * * 600620 * * * * * * ZQ 000000 * * * 600620 * * * * * * * * * 600620 * * * * WEB.COM GROUP, INC. * * * * * 600620 * * * INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE * * * * * * 600620 * * MR. SAMPLE & MRS. SAMPLE & MR. SAMPLE & MRS. SAMPLE THIS CERTIFIES THAT * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample CUSIP 94733A 10 4 * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David SEE REVERSE FOR CERTAIN Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander DEFINITIONS David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Sample * * * * Mr. Sample * * * SIX HUNDRED THOUSAND SIX HUNDRED AND TWENTY * * * is the owner of * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600 620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 60062 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600 620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 60062 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600 620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 60062 * * Shares * * * * 6 00620 * * Shares * * * * 600620 * * Shares * * * * 600 620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 60062 * * * * 60 0620 * * Shares * * * * 600620 * * Shares * * * * 600 620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 60062 * * Shares * * * * 600 620 * * Shares * * * * 600620 * * Shares * * * * 600 620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 60062 * * Shares * * * * 60062 0 * * Shares * * * * 600620 * * Shares * * * * 600 620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 60062 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600 620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 60062 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600 620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 60062 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600 620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 60062 * * Shares * * * * 600620 * * S hares * * * * 600620 * * Shares * * * * 600 620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 60062 * * Shares * * * * 600620 * * Sh FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.001 PER SHARE, OF Web.com Group, Inc., transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of its duly authorized officers to be hereunto affixed. DATED <<Month Day, Year>> COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST COMPANY, N.A. TRANSFER AGENT AND REGISTRAR, Chairman and Chief Executive Officer By Chief Financial Officer and Secretary AUTHORIZED SIGNATURE CUSIP XXXXXX XX X Holder ID XXXXXXXXXX Insurance Value 1,000,000.00 Number of Shares DTC 123456 12345678 123456789012345 PO BOX 43004, Providence, RI 02940-3004 MR A SAMPLE Certificate Numbers Num/No. Denom. Total DESIGNATION (IF ANY) 1234567890/1234567890 1 1 1 ADD 1 1234567890/1234567890 2 2 2 ADD 2 1234567890/1234567890 3 3 3 ADD 3 1234567890/1234567890 4 4 4 ADD 4 1234567890/1234567890 5 5 5 1234567890/1234567890 6 6 6 Total Transaction 7

WEB.COM GROUP, INC. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE CORPORATION OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUESTS SHALL BE MADE TO THE CORPORATION’S SECRETARY AT THE PRINCIPAL OFFICE OF THE CORPORATION. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common UNIF GIFT MIN ACT- Custodian (Cust)  (Minor) TEN ENT - as tenants by the entireties under Uniform Gifts to Minors Act (State) JT TEN - as joint tenants with right of survivorship UNIF TRF MIN ACT Custodian (until age ) and not as tenants in common  (Cust) (Minor) under Uniform Transfers to Minors Act (State) Additional abbreviations may also be used though not in the above list. PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE For value received, hereby sell, assign and transfer unto   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE) Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated: 20 Signature(s) Guaranteed: Medallion Guarantee Stamp THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15. Signature: Signature: Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.